Exhibit 10(b)

  SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS
                         BENEFITS AND FEES

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Description of        Eligible Positions         Amount/Schedule
   Benefit


Automobile      Chief Executive Officer        $1,500/month
Allowance
                Chief Operating Officer        $1,300/month

                Division Presidents and        $1,100/month
                  Executive Vice Presidents

                Senior Vice Presidents         $1,000/month
____________________________________________________________________________

Club            Chief Executive Officer,       Dues approved at discretion
Membership (1)    Chief Operating Officer,     of CEO
                  Division Presidents and
                  Executive Vice Presidents

                Senior Vice Presidents         Dues approved at discretion
                                               of Executive Vice Presidents
_____________________________________________________________________________

Sprint Long-    Board of Directors             $6,000/year (continues after
Distance                                       retirement for up to 120
Telephone                                      months)
Service (1)

                Chief Executive Officer,       Actual usage (continues after
                  Chief Operating Officer,     retirement)
                  Division Presidents,
                  Executive and Senior Vice
                  Presidents

_____________________________________________________________________________

Sprint PCS      Board of Directors             $2,000/year
Service (1)                                    Use of PCS handsets
____________________________________________________________________________

Miscellaneous   Chief Executive Officer and    $15,000/year
services          Chief Operating Officer
(e.g.,          Division Presidents and        $12,000/year
investment/tax    Executive Vice President
counseling,     Senior Vice Presidents         $10,000/year
income tax
preparation,
estate
planning) (1)

______________________________________________________________________________

Tax related     Chief Executive Officer and    Amount incurred
services (1)      Chief Operating Officers,
                  Division Presidents,
                  EVP/Chief Financial Officer
                  & EVP Legal & External
                  Affairs

______________________________________________________________________________

Disability      Chief Executive Officer,       52 weeks at full base pay
                  Chief Operating Officer,
                  Division Presidents,
                  Executive and Senior Vice
                  Presidents

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Description of        Eligible Positions         Amount/Schedule
   Benefit


Separation      Chief Executive Officer,       Less than 5 years' service:
                  Chief Operating Officer,       17 weeks' salary continuation
                  Division Presidents,         5 to 10 years' service
                  Executive and Senior Vice      35 weeks' salary continuation
                  Presidents (unless           11 to 18 years' service
                  otherwise provided in an       43 weeks' salary continuation
                  individual agreement          More than 19 years' service:
                  with an officer)                1 year salary continuation
______________________________________________________________________________

Fees            Board of Directors             Annual retainer - $40,000/year

                                               Meeting Fee - $  1,250/meeting

                                               Committee Meeting Fee - $  1,000/
                                                                        meeting

(1)  Sprint reimburses for income taxes associated with these benefits.


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